Weitz Multisector Bond ETF SUMMARY PROSPECTUS « AUGUST 6, 2025 WMSB

Before you invest, you may want to review the Weitz Multisector Bond ETF (the “Fund”) prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (“SAI”), online www.weitzinvestments.com.  You can also get this information at no cost by calling 1-800-304-9745.  This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, both dated August 6, 2025.

Investment Objective. The primary investment objective of the Weitz Multisector Bond ETF (the “Multisector Fund”) is to provide a high level of current income. A secondary investment objective is capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Multisector Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses(1)	0.39%
Acquired Fund Fees and Expenses(1), (2)	0.00%
Total Annual Fund Operating Expenses	0.89%
Fee Waiver and Expense Reimbursements(3)	(0.24%)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursements	0.65%
(1)	Estimated for the current fiscal year.
(2)	This number represents the combined total fees and operating expenses of the Acquired Funds owned by the Multisector Fund and is not a direct expense incurred by the Multisector Fund or deducted from the Multisector Fund assets.
(3)	Pursuant to an operating expense limitation agreement between Weitz Investment Management, Inc. (the “Adviser”) and the Trust, on behalf of the Multisector Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Multisector Fund to ensure that Total Annual Fund Operating Expenses for the Multisector Fund (excluding any brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short) and extraordinary expenses do not exceed 0.65% of the Multisector Fund’s average net assets through September 30, 2026. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees of the Trust. The Adviser is permitted to receive reimbursement from the Multisector Fund for fees it waived and Fund expenses it paid, subject to the limitation that (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Example. This Example is intended to help you compare the cost of investing in the Multisector Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Multisector Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Multisector Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through September 30, 2026. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$66	$260
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Portfolio Turnover. The Multisector Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Multisector Fund’s performance. No portfolio turnover rate is provided for the Multisector Fund, because the Multisector Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies.

The Multisector Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective. Under normal circumstances, the Multisector Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities and related derivative instruments that provide exposure to debt securities.

These debt securities may include: (1) structured products, such as agency and non-agency residential mortgage-backed securities, commercial mortgage-backed securities, other asset-backed securities (such as automobile loans, credit card receivables, other consumer loans and other debt securitizations), and collateralized obligations (such as collateralized debt obligations, collateralized loan obligations and collateralized mortgage obligations) (collectively, “Structured Products)”, (2) corporate debt securities, (3) loans and participation interests in loans or loan pools, such as bank loans, commercial loans, mortgage loans and consumer loans (collectively, “Loans”), (4) U.S. Government securities (including securities issued by government-sponsored enterprises) and (5) securities issued by foreign governments, which may include sovereign debt.

The Multisector Fund may invest in obligations of any credit quality and, depending on market conditions and our investment outlook, expects, under normal circumstances, to have approximately 35% of its investments in obligations rated below investment grade (sometimes called “junk” bonds or “high yield” bonds) or, if unrated, obligations of issuers which we determine to have comparable below investment grade obligations outstanding or obligations of comparable credit quality to obligors with outstanding below investment grade obligations. The Multisector Fund’s exposure to such bonds may vary significantly over time based on our views of market conditions, and may, at times, represent less than 35% or up to 50% or more of the Multisector Fund’s investments.

The Multisector Fund may, but is not required to, use derivatives—including options, credit default swaps, credit default swap index products, bond and interest rate futures—as well as derivatives based on foreign currencies, such as futures and forwards. The Multisector Fund may use derivatives for a variety of purposes, including to attempt to hedge against adverse changes in the market price of securities, interest rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return; to manage portfolio characteristics; and as a cash flow management technique. The Multisector Fund may choose not to make use of derivatives for a variety of reasons, including, but not limited to, market conditions, our investment outlook, regulatory restrictions, liquidity concerns, or the determination that derivative strategies are not appropriate given the Core Plus Fund’s current investment objectives or risk profile, and any use may be limited by applicable law and regulations. These derivative instruments will count toward the Multisector Fund’s 80% policy only if they have economic characteristics similar to the securities included within that policy.

The Multisector Fund may invest in debt securities of all maturities and in debt securities across multiple sectors. We select debt securities whose yield is sufficiently attractive in view of the risks of ownership. In deciding whether the Multisector Fund should invest in particular debt securities, we consider a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer. We review the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.

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The Multisector Fund may also invest in common stocks, preferred stocks and securities convertible into stocks.

The Multisector Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies, without limit.

The Multisector Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a high percentage of its assets in a limited number of issuers.

If we determine that circumstances warrant, a greater portion of the Multisector Fund’s portfolio may be retained in cash and cash equivalents such as U.S. Government securities or other high-quality debt securities. In the event that the Multisector Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Multisector Fund. The following summarizes the principal risks of investing in the Multisector Fund.

•	Active Management Risk. The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Multisector Fund’s investments may prove to be incorrect. The Multisector Fund could underperform other funds with similar objectives or investment strategies if the Multisector Fund’s overall investment selections or strategies fail to produce the intended results.
•	Call Risk. Certain debt securities may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. Call risk is the risk, especially during periods of falling interest rates, that an issuer will call or repay a debt security before its maturity date, likely causing the Multisector Fund to reinvest the proceeds at a lower interest rate, and thereby decreasing the Multisector Fund’s income.
•	Credit Risk. The risk that the issuer of a debt security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to fall. In general, lower-rated debt securities may have greater credit risk than investment grade securities.
•	Debt Securities Liquidity Risk. Debt securities purchased by the Multisector Fund may be illiquid at the time of purchase or may be liquid at the time of purchase but subsequently become illiquid due to, among other things, events relating to the issuer of the securities (e.g., changes to the market’s perception of the credit quality of the issuer), market events, economic conditions, investor perceptions or lack of market participants. The Multisector Fund may be unable to sell illiquid securities on short notice or only at a price below current value.
•	Derivatives Risk. Derivatives are instruments, such as futures, options, forward contracts and credit default swaps, whose value is derived from that of other assets, rates or indices. The use of derivatives may carry more risk than other types of investments. Derivatives are subject to a number of risks including leverage, counterparty, liquidity, interest rate, market, credit, management and legal risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and in some cases the Multisector Fund could lose more than the principal amount invested. Derivative strategies may also involve leverage, which may further exaggerate a loss.

With regard to credit default swaps, the Multisector Fund could sell a credit default swap, by receiving a fee for promising to pay a third party, if a borrower or securities issuer defaults on its promised payments. The Multisector Fund could buy a credit default swap, by paying a fee to a third party, who would promise to pay the Multisector Fund, if a borrower/issuer defaults on its promised payments. When the Multisector Fund enters into a credit default swap, the Multisector Fund’s credit risk increases since the Multisector Fund has exposure to both the original borrower/issuer, and to the third party. Credit default swaps involve heightened risks and may result in losses to the Multisector Fund. Credit default swaps may also be illiquid and difficult to value.

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Additionally, the Multisector Fund’s use of foreign currency derivatives carries specific risks. These derivatives, along with direct foreign currency investments, are subject to the risk that foreign currencies will decline against the U.S. dollar, or that the U.S. dollar will decline against a hedged currency. Foreign currency rates can fluctuate sharply due to interest rates, inflation, trade balances, government actions (or inaction), or political events. This volatility can negatively impact the Fund’s returns. Currency risk can be particularly high for transactions tied to emerging market countries, presenting market, credit, currency, liquidity, legal, and political risks that may be greater than those in developed foreign countries.

•	Early Close/Trading Halt Risk. An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Multisector Fund from buying or selling certain securities or financial instruments. In these circumstances, the Multisector Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.
•	Equity Securities Risk. Fluctuations in the value of equity securities held by the Multisector Fund will cause the net asset value (“NAV”) of the Multisector Fund and the price of its shares (“Shares”) to fluctuate. Common stock of an issuer in the Multisector Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.

•         ETF Structure Risk. The Multisector Fund is structured as an ETF and as a result is subject to the special risks, including:

o	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Multisector Fund. The Multisector Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Multisector Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, the Multisector Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for exchange traded funds (“ETFs”) that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.
o	Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed only by the Multisector Fund only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
o	Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in Shares on NYSE Arca (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the trading of the Shares being suspended or the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.
o	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.
▪	In times of market stress, market makers may step away from their role market making in the Shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and an ETF’s NAV.

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▪	The market price of the Shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than an ETF’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.
▪	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the Shares and an ETF’s NAV.
▪	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and an ETF’s NAV.
•	Failure to Meet Investment Objective Risk. There can be no assurance that the Multisector Fund will meet its investment objective.
•	Foreign Currency Risk. If the Multisector Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Multisector Fund’s investments in foreign (non-U.S.) currencies and/or foreign currency-denominated securities may reduce the returns of the Multisector Fund.

Currency risk may be particularly high to the extent that the Multisector Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

•	Government-Sponsored Enterprises Risk. Obligations of U.S. Government agencies and authorities (such as Fannie Mae and Freddie Mac) are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. The Multisector Fund may purchase residential mortgage-backed securities or other Structured Products that are sponsored by U.S. Government agencies and authorities, and may purchase debt securities directly issued by U.S. Government agencies and authorities. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of obligations of U.S. Government agencies and authorities may be affected by changes in the credit rating of the U.S. Government.
•	Interest Rate Risk. Debt securities are subject to interest rate risk because the prices of debt securities tend to move in the opposite direction of interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). When interest rates rise, debt securities prices fall. When interest rates fall, debt securities prices rise. Changing interest rates may have sudden and unpredictable effects in the markets and on the Multisector Fund’s investments. In general, debt securities with longer maturities are more sensitive to changes in interest rates.
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•	Loan Investment Risk. Investments in Loans and participation interests in Loans are subject to credit risk, including the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Multisector Fund, a reduction in the value of the investment and a potential decrease in the Multisector Fund’s net asset value per share. Also, increases in interest rates may lead to an increase in loan defaults. In the event of a loan borrower’s non-payment of scheduled interest or principal, there can be no assurance that any collateral securing a Loan could be readily liquidated, or that liquidation proceeds would satisfy the Loan borrower’s obligations. In the event of bankruptcy of a Loan borrower, the Multisector Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Loan. Loans in which the Multisector Fund may invest may be not rated by a rating agency, may be not registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Loans will generally be less extensive than that available for registered or exchange-listed securities.
•	Market Risk. As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors. Market risk includes political, regulatory, economic, social and health risks (including the risks presented by market conditions, interest rate levels, political events, terrorism, war, natural disasters, disease/virus epidemics, tariffs, trade disputes and other events) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated. You may lose money if you invest in the Multisector Fund.
•	New Fund Risk. The Multisector Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.
•	Non-Diversified Risk. The Multisector Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Multisector Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Multisector Fund’s NAV and may make the Fund more volatile than more diversified funds.
•	Non-Investment Grade Debt (Junk Bond) Securities Risk. Non-investment grade debt securities (commonly referred to as “high yield” or “junk bonds”) are more speculative and involve a greater risk of default and price change than investment grade debt securities due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in response to adverse economic changes, issuer developments or rising interest rates.
•	Non-U.S. Securities Risk. The Multisector Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls, sanctions, expropriation, limited disclosure and illiquid markets.
•	Structured Products Risk. The term Structured Products includes a wide variety of investment products. Risks from Structured Products include (i) underlying collateral may not be adequate to make payments to investors, (ii) underlying collateral may default, decline in value or quality or be downgraded by a rating agency; (iii) the structure and complexity of the transaction and the legal documents could lead to disputes among investors and (iv) the Structured Product’s manager may perform poorly. Non-payment on a Structured Product would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Multisector Fund’s net asset value per share. In most cases, structured products are issued in several classes (sometimes called tranches), with different payment priorities. Generally, the lower classes are subordinated in priority of payments, and will be impacted first in case of an issuer’s non-payment of scheduled interest or principal. In some cases, the securities holders of one class must receive payment in full before the securities holders of a lower class receive any payments. The Multisector Fund may invest in any class of a Structured Product offering. Some Structured
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Products have credit ratings (or in some cases only certain classes of a Structured Product have credit ratings), but in many cases Structured Products do not have credit ratings. Normally, Structured Products are privately offered and sold (that is, they are not registered under the securities laws), which means (A) the security will not be traded on an exchange, (B) less information about the security may be available as compared to publicly offered securities, (C) only certain institutions may buy and sell the security, and (D) the security may have greater liquidity risk. There can be no assurance that a market will exist or will be active enough for the Multisector Fund to sell any Structured Product.

Your investment in the Multisector Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Performance. Since the Multisector Fund had not commenced operations prior to the date of this Prospectus, no calendar year performance information is available. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Multisector Fund by showing the variability of the Multisector Fund’s return as compared to the Bloomberg U.S. Aggregate Index, which is an unmanaged index that is generally representative of the market for investment grade U.S. dollar-denominated, fixed-rate taxable bonds. Performance information for the Multisector Fund will be available online at weitzinvestments.com or by calling us toll-free at 1-800-304-9745.

Investment Adviser. Weitz Investment Management, Inc. serves as the Multisector Fund’s investment adviser.

Portfolio Managers. Thomas D. Carney, CFA and Nolan P. Anderson are jointly and primarily responsible for the day-to-day management of the Multisector Fund. Both Mr. Carney and Mr. Anderson have been portfolio managers of the Multisector Fund since its inception.

Purchase and Sale of Fund Shares. The Multisector Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” Individual Shares of the Multisector Fund may only be purchased and sold in secondary market transactions through a broker dealer. Because Shares are listed for trading on the Exchange and trade at market prices rather than NAV, Shares may trade at a price that is greater than, at, or less than, NAV. Investors may incur costs attributable to the differences between the highest price a buyer is willing to pay to purchase shares of the Multisector Fund (“bid”) and the lowest price a seller is willing to accept for shares of the Multisector Fund (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Multisector Fund’s net asset value, premiums and discounts, and bid-ask spreads, is available online at www.weitzinvestments.com.

Tax Information. The Multisector Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Multisector Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Multisector Fund and/or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments). These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Multisector Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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